                                                                    Exhibit 99.1

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
JULY, 1998
PAYMENT: AUGUST 17, 1998

               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                   CUSIP #                   393534AB8
                                                      ----------------
                                   TRUST ACCOUNT #          33-31958-0
                                                      ----------------
                                   DISTRIBUTION DATE:    Aug. 17, 1998
                                                      ----------------

                                                                              PER $1,000
SECURITIZED NET INTEREST MARGIN CERTIFICATES                                    ORIGINAL
-----------------------------------------------------------                  --------------

1.       Amount Available                                        537,700.56
                                                             --------------

Interest

2.       Aggregate Interest                                      189,423.46      2.05003745
                                                             ------------------------------

3.       Amount Applied to:
         (a) accrued but unpaid Interest

4.       Remaining:
         (a) accrued but unpaid Interest

5.       Monthly Interest                                        189,423.46
                                                             ==============

Principal

6.       Current month's principal distribution                  348,277.10      3.76923268
                                                             ------------------------------

7.       Remaining outstanding principal balance              28,608,175.97     309.6122940
                                                             ------------------------------
         Pool Factor                                             0.30961229
                                                             --------------

8.       Present value of the projected remaining aggregate
         cashflows of the Finance I Assets and the Residual
         Assets, as of the immediately
         preceding Distribution Date                         505,133,214.97**
                                                             ==============

9.       Aggregate principal balance of loans
         refinanced by Green Tree Financial                    2,323,629.14
                                                             ==============

10.      Weighted average CPR                                         15.32%
                                                             --------------

11.      Weighted average CDR                                          3.21%
                                                             ==============

12.      Annualized net loss percentage                                1.69%
                                                             --------------


13.      Delinquency   30-59 day                                       0.95%
                                                             --------------
                       60-89 day                                       0.34%
                                                             --------------
                       90+ day                                         0.53%
                                                             --------------
                       Total 30                                        1.82%
                                                             --------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973

** Represents present value of assets for NIM 94-A, 94-B, & 95 cross-collateralization, as of 7/15/98.

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1994-B
JULY, 1998
PAYMENT: AUGUST 17, 1998




                                    FEE ASSETS
                --------------------------------------------------
                     GUARANTEE        INSIDE            FEE ASSET
                        FEES           REFI               TOTAL
                --------------------------------------------------

GTFC 1994-1          104,431.90      52,388.89         156,820.79
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                --------------------------------------------------

                     104,431.90      52,388.89         156,820.79

TOTAL AMOUNT OF GUARANTEE FEES AND
     INSIDE REFINANCE PAYMENTS                         156,820.79
                                                     ------------

SUBORDINATED SERVICING FEES                            241,737.34
                                                     ------------

PAYMENT ON FINANCE 1 NOTE                              398,558.13
                                                     ------------

ALLOCABLE TO INTEREST (CURRENT)                         33,505.31
                                                     ------------

ALLOCABLE TO ACCRUED BUT UNPAID INTEREST                     0.00
                                                     ------------

ACCRUED AND UNPAID TRUSTEE FEES                              0.00
                                                     ------------

ALLOCABLE TO PRINCIPAL                                 365,052.82
                                                     ------------

FINANCE 1 NOTE PRINCIPAL BALANCE                     4,756,778.11
                                                     ============

GREEN TREE FINANCIAL
NET INTEREST MARGIN TRUST 1994-B
JULY, 1998
PAYMENT: AUGUST 17, 1998





                                   INSIDE
                    RESIDUAL        REFI          TOTAL
                 ----------------------------------------

GTFC 1994-1             0.00          0.00          0.00
GTFC 1994-2        42,390.27     32,866.46     75,256.73
GTFC 1994-3             0.00     24,112.19     24,112.19
GTFC 1994-4             0.00     39,773.51     39,773.51
                 ----------------------------------------

                   42,390.27     96,752.16    139,142.43

               TOTAL RESIDUAL AND INSIDE
                 REFINANCE PAYMENTS           139,142.43